                                                                   Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 NOVEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-11

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 11-A1 ...   $    6.76906239             Class 11-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $    5.95512614             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    1.01828789
                  ---------------                               ---------------
Class 11-A5 ...   $    0.68731905             Class 11-M ....   $    0.68731958
                  ---------------                               ---------------
Class 11-A6 ...   $    4.02313760             Class 11-B1 ...   $    0.68731900
                  ---------------                               ---------------
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.68731900
                  ---------------                               ---------------
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.68732166
                  ---------------                               ---------------
Class 11-A9 ...   $    0.68731964             Class 11-B4 ...   $    0.68731722
                  ---------------                               ---------------
Class 11-A10 ..   $    4.88648099             Class 11-B5 ...   $    0.68731766
                  ---------------                               ---------------
Class 11-A11 ..   $   37.05758937             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-RL ...   $    0.00000000
                                                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled

          Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 11-A1 ...   $    5.11216403             Class 11-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $    4.49745916             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    0.76903630
                  ---------------                               ---------------
Class 11-A5 ...   $    0.51908042             Class 11-M ....   $    0.00000000
                  ---------------                               ---------------
Class 11-A6 ...   $    3.03837343             Class 11-B1 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.00000000
                  ---------------                               ---------------

Class 11-A9 ...   $    0.51908086             Class 11-B4 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A10 ..   $    3.69039180             Class 11-B5 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A11 ..   $   27.98681181             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-RL ...   $    0.00000000
                                                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 11-A1 ...   $    5.66054491             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $    5.68132217             Class 11-A14 ..   $    5.83333363
                  ---------------                               ---------------
Class 11-A3 ...   $    6.25000000             Class 11-M ....   $    6.23735616
                  ---------------                               ---------------
Class 11-A4 ...   $    6.24999989             Class 11-B1 ...   $    6.23735591
                  ---------------                               ---------------
Class 11-A5 ...   $    6.23735722             Class 11-B2 ...   $    6.23735591
                  ---------------                               ---------------
Class 11-A6 ...   $    4.94267543             Class 11-B3 ...   $    6.23733729
                  ---------------                               ---------------
Class 11-A7 ...   $    2.42528792             Class 11-B4 ...   $    6.23733729

                  ---------------                               ---------------
Class 11-A8 ...   $    5.83333333             Class 11-B5 ...   $    6.23735599
                  ---------------                               ---------------
Class 11-A9 ...   $    6.23735674             Class 11-S ....   $    0.37384658
                  ---------------                               ---------------
Class 11-A10 ..   $    5.70860115             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
Class 11-A11 ..   $    4.90268739             Class 11-RL ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A12 ..   $    5.83333331
                  ---------------

     iv)  Accrual Amount: Class 11-A13 .....................    $     13,568.56
                                                                ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.25660901
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $296,398,185.15
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,037
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate           Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 11-A1 ...      $  4,827,686.93               963.61
                                         ---------------      ---------------
                    Class 11-A2 ...      $ 43,341,564.54               967.99
                                         ---------------      ---------------
                    Class 11-A3 ...      $ 26,146,000.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A4 ...      $ 35,697,791.00             1,000.00

                                         ---------------      ---------------
                    Class 11-A5 ...      $ 18,149,895.48               997.29
                                         ---------------      ---------------

                    Class 11-A6 ...      $ 46,768,407.12               978.37
                                         ---------------      ---------------
                    Class 11-A7 ...      $ 46,768,407.12               978.37
                                         ---------------      ---------------
                    Class 11-A8 ...      $ 31,969,488.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A9 ...      $  9,890,951.68               997.29
                                         ---------------      ---------------
                    Class 11-A10 ..      $  3,862,919.36               973.73
                                         ---------------      ---------------
                    Class 11-A11 ..      $  5,866,023.70               803.40
                                         ---------------      ---------------
                    Class 11-A12 ..      $ 39,671,323.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A13 ..      $  2,339,607.93             1,023.54
                                         ---------------      ---------------
                    Class 11-A14 ..      $  8,426,967.00             1,000.00
                                         ---------------      ---------------
                    Class 11-PO ...      $  2,946,605.84               989.56
                                         ---------------      ---------------
                    Class 11-M ....      $  5,247,788.83               997.29
                                         ---------------      ---------------
                    Class 11-B1 ...      $  3,748,388.54               997.29
                                         ---------------      ---------------
                    Class 11-B2 ...      $  3,748,388.54               997.29
                                         ---------------      ---------------
                    Class 11-B3 ...      $  1,499,355.41               997.29
                                         ---------------      ---------------
                    Class 11-B4 ...      $    899,613.25               997.29
                                         ---------------      ---------------
                    Class 11-B5 ...      $  1,349,419.00               997.29
                                         ---------------      ---------------
                    Class 11-S ....      $242,873,790.48                 0.00
                                         ---------------      ---------------
                    Class 11-R ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 11-RL ...      $          0.00                 0.00
                                         ---------------      ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0

                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
               (1)  30-59 days
             Number                 7       Principal Balance   $  2,067,659.30
                      ---------------                           ---------------
               (2)  60-89 days
             Number                 2       Principal Balance   $    479,821.15
                      ---------------                           ---------------
               (3)  90 days or more
             Number                 1       Principal Balance   $    231,745.61
                      ---------------                           ---------------

          (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 11-A6: ..............          6.037500%
                                            ---------------
              Class 11-A7: ..............          2.962500%
                                            ---------------
              Class 11-S: ...............          0.553689%
                                            ---------------

          The Certificate Interest Rates, applicable to the current Interest Accrual Period:

              Class 11-A6: ..............          6.037500%
                                            ---------------
              Class 11-A7: ..............          2.962500%
                                            ---------------

     xii) The Senior Percentage for such Distribution Date;           94.391100%
                                                                ---------------


          The Junior Percentage for such Distribution Date;            5.608900%
                                                                ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------